FOR IMMEDIATE RELEASE          Contact: Courtney Yopp Norris
(502) 636-4564
Courtney.Norris@kyderby.com

CHURCHILL DOWNS INCORPORATED REPORTS 2012 Q2 RESULTS

•	Record net revenues from continuing operations of $270.8 million, an 8 percent increase over 2011 Q2

•	Record net earnings from continuing operations of $48.6 million, a 21 percent climb over 2011 Q2

•	Record EBITDA of $95.3 million, 12 percent growth over 2011 Q2

•	Record Kentucky Oaks and Derby Week EBITDA grows $5.4 million over last year

LOUISVILLE, Ky. (August 6, 2012) - Churchill Downs Incorporated (CHDN: NASDAQ) (“Company”) today reported results for the second quarter and six months ended June 30, 2012.

Due primarily to growth within CDI's Racing Operations, including a record Kentucky Oaks and Derby week, and growth in the Company's Online Business segment, the Company's net revenues from continuing operations for the second quarter of 2012 increased 8%, or $21.1 million, to $270.8 million from $249.7 million during the same period of the prior year.

CDI's online wagering company, Twinspires.com, experienced a second quarter handle increase of 13%, or $29.7 million, as compared to the prior-year period, driven primarily by new customer growth and an increase in average daily wagering.

Racing Operations EBITDA increased $6.6 million and was primarily driven by increased EBITDA of $5.4 million from Kentucky Oaks and Derby week related to increased admissions, sponsorships and pari-mutuel revenues, as well as 17 additional live race days.

Our Gaming Business segment EBITDA increased $6.6 million, or 52%, as insurance recoveries, net of losses, increased $4.6 million from the same period of the prior year.  During the three months ended June 30, 2012, we received insurance recoveries, net of losses, of  $5.0 million, which reflects the final insurance claim settlement from the 2011 flood damage sustained at Harlow's Casino Resort & Hotel (“Harlow's”), which was closed for 25 days during the three months ended June 30, 2011, due to the Mississippi River flooding.  During the three months ended June 30, 2011, we received insurance recoveries, net of losses, of $0.4 million, which reflects a settlement for wind damage sustained at Harlow's during 2011. Partially offsetting this increase was a decrease in EBITDA of $1.1 million at Calder Casino due to the impact of heightened competition in the south Florida market.

Net earnings from continuing operations for the period were $48.6 million, or $2.77 per diluted common share, an increase of 21% from net earnings from continuing operations of $40.1 million, or $2.36 per diluted common share, during the second quarter of 2011.

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Churchill Downs Incorporated Reports 2012
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CDI Chairman and Chief Executive Officer Robert L. Evans:

“We continue to build our portfolio of growth opportunities. Construction of the super-premium seating venue, The Mansion at Churchill Downs, has begun along with sales for this area for the 2013 Kentucky Oaks and Kentucky Derby. On June 29, 2012, the Illinois expanded gaming legislation, Senate Bill 1849, was sent to Governor Quinn, who has 60 days to sign or veto the measure. On July 26, 2012, our joint venture entity with Delaware North Gaming and Entertainment, known as Miami Valley Gaming & Racing LLC, submitted its gaming and racing license applications to the state of Ohio. Later this year we hope to launch the real-money gaming site Luckity.com. And we continue to aggressively evaluate various ventures and potential acquisitions.”

A conference call regarding this news release is scheduled for Tuesday, August 7, 2012, at 9 a.m. ET. Investors and other interested parties may listen to the teleconference by accessing the online, real-time webcast and broadcast of the call at www.churchilldownsincorporated.com or www.earnings.com, or by dialing (877) 372-0878 and entering the pass code 14736794 at least 10 minutes before the appointed time. International callers should dial (253) 237-1169. A copy of the Company's news release announcing quarterly results and relevant financial and statistical information about the period will be accessible at www.churchilldownsincorporated.com.

In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has provided a non-GAAP measurement, which presents a financial measure of earnings before interest, taxes, depreciation and amortization (“EBITDA”). Churchill Downs Incorporated uses EBITDA as a key performance measure of results of operations for purposes of evaluating performance internally. The Company believes the use of this measure enables management and investors to evaluate and compare, from period to period, the Company's operating performance in a meaningful and consistent manner. This non-GAAP measurement is not intended to replace the presentation of the Company's financial results in accordance with GAAP.

ABOUT CHURCHILL DOWNS INCORPORATED
Churchill Downs Incorporated (“CDI”) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as racetrack and casino operations and a poker room in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; and a casino resort in Greenville, Miss. CDI also owns the country's premier account-wagering company, TwinSpires.com, and other advance-deposit wagering providers; the totalisator company, United Tote; Bluff Media, an Atlanta-based multimedia poker content, brand and publishing company; and a collection of racing-related telecommunications and data companies. Information about CDI can be found online at www.churchilldownsincorporated.com.

Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this news release are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers' discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative

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Churchill Downs Incorporated Reports 2012
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gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states' racetracks and casinos near our operations; our continued ability to effectively compete for the country's horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen's groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately or keep its technology current; our accountability for environmental contamination; the inability of our Online Business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

You should read this discussion in conjunction with the Condensed Consolidated Financial Statements included in this Quarterly Report on Form 10-Q and the Company's Annual Report on Form 10-K for the year ended December 31, 2011 for further information, including Part I - Item 1A, "Risk Factors" for a discussion regarding some of the reasons that actual results may be materially different from those we anticipate, as modified by Part II - Item 1A, “Risk Factors” of this Quarterly Report on Form 10-Q.

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Churchill Downs Incorporated Reports 2012
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CHURCHILL DOWNS INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
For the three months ended June 30, 2012, and 2011
(in thousands, except per common share data)

	2012	2011	% Change
Net revenues
Racing	$160,440	$148,371	8
Gaming	51,371	49,459	4
Online	52,702	46,526	13
Other	6,303	5,330	18
	270,816	249,686	8
Operating expenses
Racing	95,484	91,555	4
Gaming	38,291	38,237	—
Online	32,925	28,851	14
Other	6,866	5,267	30
Selling, general and administrative expenses	20,070	18,696	7
Insurance recoveries, net of losses	(5,003)	(395)	F
Operating income	82,183	67,475	22
Other income (expense):
Interest income	35	56	-38
Interest expense	(982)	(3,461)	-72
Equity in (loss) gain of unconsolidated investments	(564)	460	U
Miscellaneous, net	37	3,158	-99
	(1,474)	213	U
Earnings from continuing operations before provision for income taxes	80,709	67,688	19
Income tax provision	(32,133)	(27,698)	16
Earnings from continuing operations	48,576	39,990	21
Discontinued operations, net of income taxes:
Gain on sale of assets	—	157	U
Net earnings and comprehensive income	$48,576	$40,147	21

Net earnings per common share data:
Basic
Earnings from continuing operations	$2.82	$2.38	18
Discontinued operations	$—	$0.01	U
Net earnings	$2.82	$2.39	18

Diluted
Earnings from continuing operations	$2.77	$2.36	17
Discontinued operations	$—	$0.01	U
Net earnings	$2.77	$2.37	17

Weighted average shares outstanding:
Basic	16,978	16,444
Diluted	17,502	16,935
U: >100% unfavorable F: >100% favorable

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Churchill Downs Incorporated Reports 2012
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CHURCHILL DOWNS INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
For the six months ended June 30, 2012, and 2011
(in thousands, except per common share data)

	2012	2011	% Change
Net revenues
Racing	$190,622	$180,082	6
Gaming	110,707	108,546	2
Online	96,737	83,329	16
Other	10,946	9,283	18
	409,012	381,240	7
Operating expenses
Racing	138,472	137,601	1
Gaming	79,231	79,639	(1)
Online	63,076	55,216	14
Other	12,575	9,857	28
Selling, general and administrative expenses	36,269	34,700	5
Insurance recoveries, net of losses	(6,514)	(395)	F
Operating income	85,903	64,622	33
Other income (expense):
Interest income	53	124	-57
Interest expense	(2,205)	(5,921)	-63
Equity in (loss) gain of unconsolidated investments	(784)	44	U
Miscellaneous, net	70	3,615	-98
	(2,866)	(2,138)	34
Earnings from continuing operations before provision for income taxes	83,037	62,484	33
Income tax provision	(33,107)	(25,680)	29
Earnings from continuing operations	49,930	36,804	36
Discontinued operations, net of income taxes:
(Loss) earnings from operations	(1)	1	U
Gain on sale of assets	—	157	U
Net earnings and comprehensive income	$49,929	$36,962

Net earnings per common share data:
Basic
Earnings from continuing operations	$2.90	$2.19	32
Discontinued operations	$—	$0.01	U
Net earnings	$2.90	$2.20	32

Diluted
Earnings from continuing operations	$2.86	$2.18	31
Discontinued operations	$—	$0.01	U
Net earnings	$2.86	$2.19	31

Weighted average shares outstanding:
Basic	16,940	16,401
Diluted	17,443	16,899
U: >100% unfavorable F: >100% favorable

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Churchill Downs Incorporated Reports 2012
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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the three months ended June 30, 2012, and 2011
(in thousands, except per common share data)

	2012	2011	% Change
Net revenues from external customers:
Churchill Downs	$102,874	$96,005	7
Arlington Park	22,807	22,050	3
Calder	22,873	19,412	18
Fair Grounds	11,886	10,904	9
Total Racing Operations	160,440	148,371	8
Calder Casino	19,188	21,711	-12
Fair Grounds Slots	9,586	9,458	1
VSI	8,814	8,789	—
Harlow's Casino	13,783	9,501	45
Total Gaming	51,371	49,459	4
Online Business	52,702	46,526	13
Other Investments	5,967	5,192	15
Corporate	336	138	F
Net revenues from external customers	$270,816	$249,686	8
Intercompany net revenues:
Churchill Downs	$4,082	$3,464	18
Arlington Park	1,496	1,159	29
Calder	586	486	21
Fair Grounds	75	—	F
Total Racing Operations	6,239	5,109	22
Online Business	230	219	5
Other Investments	1,072	606	77
Eliminations	(7,541)	(5,934)	(27)
Net revenues	$—	$—	—
Reconciliation of Segment EBITDA to net earnings:
Racing Operations	$65,390	$58,815	11
Gaming	19,438	12,798	52
Online Business	12,539	11,308	11
Other Investments	(104)	677	U
Corporate	(1,969)	1,385	U
Total EBITDA	95,294	84,983	12
Depreciation and amortization	(13,638)	(13,890)	-2
Interest income (expense), net	(947)	(3,405)	-72
Income tax provision	(32,133)	(27,698)	16
Earnings from continuing operations	48,576	39,990	21
Discontinued operations, net of income taxes	—	157	U
Net earnings and comprehensive income	$48,576	$40,147	21
U: >100% unfavorable F: >100% favorable

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Churchill Downs Incorporated Reports 2012
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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the six months ended June 30, 2012, and 2011
(in thousands, except per common share data)

	2012	2011	% Change
Net revenues from external customers:
Churchill Downs	$105,424	$98,410	7
Arlington Park	32,224	31,398	3
Calder	24,741	22,080	12
Fair Grounds	28,233	28,194	—
Total Racing Operations	190,622	180,082	6
Calder Casino	41,067	42,323	-3
Fair Grounds Slots	21,617	21,630	—
VSI	18,377	18,216	1
Harlow's Casino	29,646	26,377	12
Total Gaming	110,707	108,546	2
Online Business	96,737	83,329	16
Other Investments	10,469	9,074	15
Corporate	477	209	F
Net revenues from external customers	$409,012	$381,240	7
Intercompany net revenues:
Churchill Downs	$4,268	$3,612	18
Arlington Park	2,052	1,692	21
Calder	596	547	9
Fair Grounds	822	778	6
Total Racing Operations	7,738	6,629	17
Online Business	436	415	5
Other Investments	1,822	759	F
Eliminations	(9,996)	(7,803)	(28)
Net revenues	$—	$—	—
Reconciliation of Segment EBITDA to net earnings:
Racing Operations	$53,851	$46,327	16
Gaming	39,827	30,331	31
Online Business	22,960	18,853	22
Other Investments	(434)	435	U
Corporate	(3,570)	211	U
Total EBITDA	112,634	96,157	17
Depreciation and amortization	(27,445)	(27,876)	-2
Interest income (expense), net	(2,152)	(5,797)	-63
Income tax provision	(33,107)	(25,680)	29
Earnings from continuing operations	49,930	36,804	36
Discontinued operations, net of income taxes	(1)	158	U
Net earnings and comprehensive income	$49,929	$36,962	35
U: >100% unfavorable F: >100% favorable

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Churchill Downs Incorporated Reports 2012
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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the three and six months ended June 30, 2012 and 2011
(in thousands, except per common share data)

	Three Months Ended
	June 30,		Change
	2012	2011	$	%
Racing Operations	$(5,202)	$(4,528)	$674	15%
Gaming	(1,055)	(880)	175	20%
Online Business	(1,267)	(1,058)	209	20%
Other Investments	(151)	(155)	(4)	(3)%
Corporate Income	7,675	6,621	(1,054)	16%
Total management fees	$—	$—	$—

	Six Months Ended
	June 30,		Change
	2012	2011	$	%
Racing Operations	$(6,608)	$(5,990)	$618	10%
Gaming	(3,688)	(3,487)	201	6%
Online Business	(3,230)	(2,690)	540	20%
Other Investments	(378)	(356)	22	6%
Corporate Income	13,904	12,523	(1,381)	11%
Total management fees	$—	$—	$—

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Churchill Downs Incorporated Reports 2012
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CHURCHILL DOWNS INCORPORATED
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
for the six months ended June 30, 2012, and 2011
(in thousands, except per common share data)

	2012	2011
Cash flows from operating activities:
Net earnings and comprehensive income	$49,929	$36,962
Adjustments to reconcile net earnings and comprehensive income to net cash provided by operating activities:
Depreciation and amortization	27,445	27,876
Asset impairment loss	—	157
Gain on asset disposition	(27)	(46)
Gain on sale of business	—	(271)
Gain on derivative instruments	—	(3,096)
Equity in loss (gain) of unconsolidated investments	784	(44)
Share-based compensation	4,414	2,966
Deferred tax provision	—	(1,566)
Other	455	2,036
Increase (decrease) in cash resulting from changes in operating assets and liabilities, net of business acquisition:
Restricted cash	(2,409)	(4,607)
Accounts receivable	(20,157)	(7,810)
Other current assets	(4,013)	(5,136)
Accounts payable	6,488	8,930
Purses payable	2,944	6,028
Accrued expenses	3,798	6,247
Deferred revenue	(7,061)	3,306
Income taxes receivable and payable	30,993	31,097
Other assets and liabilities	2,467	1,780
Net cash provided by operating activities	96,050	104,809
Cash flows from investing activities:
Additions to property and equipment	(16,473)	(10,867)
Acquisition of business, net of cash	(6,728)	—
Acquisition of gaming license	—	(2,250)
Investment in joint venture	(5,400)	—
Purchases of minority investments	(1,600)	—
Assumption of note receivable	(1,100)	—
Proceeds on sale of property and equipment	88	46
Proceeds from insurance recoveries	9,870	—
Change in deposit wagering asset	(6,651)	(873)
Net cash used in investing activities	(27,994)	(13,944)
Cash flows from financing activities:
Borrowings on bank line of credit	182,545	157,403
Repayments on bank line of credit	(247,143)	(237,560)
Change in bank overdraft	1,280	1,159
Payment of dividends	(10,110)	(8,165)
Repurchase of common stock	(2,033)	(445)
Common stock issued	4,416	—
Windfall tax benefit from share-based compensation	640	—
Change in deposit wagering liability	6,811	873
Net cash used in financing activities	(63,594)	(86,735)
Net increase in cash and cash equivalents	4,462	4,130
Cash and cash equivalents, beginning of period	27,325	26,901
Cash and cash equivalents, end of period	$31,787	$31,031

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Churchill Downs Incorporated Reports 2012
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CHURCHILL DOWNS INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$31,787	$27,325
Restricted cash	53,619	44,559
Accounts receivable, net of allowance for doubtful accounts of $2,080 in 2012 and $2,408 in 2011	44,111	49,773
Deferred income taxes	8,018	8,727
Income taxes receivable	—	3,679
Other current assets	14,031	10,399
Total current assets	151,566	144,462
Property and equipment, net	471,954	477,356
Goodwill	217,741	213,712
Other intangible assets, net	103,237	103,827
Other assets	14,917	8,665
Total assets	$959,415	$948,022

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$68,930	$56,514
Bank overdraft	6,753	5,473
Purses payable	23,009	20,066
Accrued expenses	49,358	47,816
Income taxes payable	27,314	—
Dividends payable	—	10,110
Deferred revenue	10,528	33,472
Total current liabilities	185,892	173,451
Long-term debt	62,964	127,563
Other liabilities	31,976	29,542
Deferred revenue	16,626	17,884
Deferred income taxes	16,356	15,552
Total liabilities	313,814	363,992
Commitments and contingencies
Shareholders' equity:
Preferred stock, no par value; 250 shares authorized; no shares issued	—	—
Common stock, no par value; 50,000 shares authorized; 17,403 shares issued at June 30, 2012 and 17,178 shares issued at December 31, 2011	271,841	260,199
Retained earnings	373,760	323,831
Total shareholders' equity	645,601	584,030
Total liabilities and shareholders' equity	$959,415	$948,022

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